SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of August 20, 2014)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Current Yield Money Market Fund	N/A

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan Michigan Municipal Money Market Fund (to be liquidated on or about 12/15/14)	One Group Michigan Municipal Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund (to be liquidated on or about 12/15/14)	One Group Ohio Municipal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund

JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Advantage Fund	JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 4/30/13)

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

Current Name	Prior Name
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund	N/A

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan International Research Enhanced Equity Fund	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Insurance Trust U.S. Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio, JPMorgan Investment Trust Diversified Equity Portfolio and JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio and JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Insurance Trust Equity Index Portfolio (to be liquidated on or about 12/12/14)	One Group Investment Trust Equity Index Portfolio and JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Insurance Trust Intrepid Growth Portfolio (to be liquidated on or about 12/12/14)	One Group Investment Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio and JPMorgan Insurance Trust Large Cap Growth Portfolio

JPMorgan Insurance Trust Mid Cap Growth Portfolio (to be liquidated on or about 12/12/14)

One Group Investment Trust Mid Cap Growth Portfolio and JPMorgan Investment Trust Mid Cap Growth Portfolio and JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (name effective until 5/1/10)

JPMorgan Insurance Trust Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio, JPMorgan Investment Trust Mid Cap Value Portfolio and JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09)

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan Market Neutral Fund	Highbridge Statistical Market Neutral Fund (name effective until 12/6/13)

Current Name	Prior Name
JPMorgan U.S. Dynamic Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund (name effective until 5/3/10)

JPMorgan Insurance Trust International Equity Portfolio (to be liquidated on or about 12/12/14)	N/A

JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)

JPMorgan China Region Fund	N/A

JPMorgan Strategic Preservation Fund (to be liquidated on or about 9/29/14)	JPMorgan Global Strategic Preservation Fund

JPMorgan Latin America Fund	N/A

JPMorgan Dynamic Growth Fund	N/A

JPMorgan International Value SMA Fund	N/A

JPMorgan Emerging Economies Fund	N/A

JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan U.S. Research Equity Plus Fund	N/A

JPMorgan Alternative Strategies Fund	N/A

JPMorgan Research Equity Long/Short Fund	N/A

JPMorgan Global Natural Resources Fund	N/A

JPMorgan Multi-Cap Long/Short Fund	N/A

JPMorgan Global Equity Income Fund	N/A

JPMorgan Equity Focus Fund	N/A

Security Capital U.S. Core Real Estate Securities Fund	N/A

JPMorgan Asia Pacific Fund	JPMorgan Asia Pacific Focus Fund (name effective until 6/28/12)

JPMorgan Global Unconstrained Equity Fund	N/A

JPMorgan International Unconstrained Equity Fund	N/A

JPMorgan SmartAllocation Equity Fund	N/A

JPMorgan Global Research Enhanced Index Fund	N/A

JPMorgan Emerging Markets Equity Income Fund	N/A

JPMorgan Hedged Equity Fund	N/A

JPMorgan Equity Low Volatility Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Opportunistic Equity Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Europe Research Enhanced Equity Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

Current Name	Prior Name
JPMorgan Arizona Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Michigan Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Michigan Municipal Bond Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)	One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (effective until 8/31/09)

JPMorgan Insurance Trust Core Bond Portfolio	One Group Investment Trust Bond Portfolio and JPMorgan Investment Trust Bond Portfolio

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Real Return Fund	N/A

JPMorgan International Currency Income Fund	N/A

JPMorgan Tax Aware Real Return SMA Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan Tax Aware High Income Fund	N/A

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Total Return Fund	N/A

JPMorgan Inflation Managed Bond Fund	N/A

JPMorgan Managed Income Fund	N/A

JPMorgan Multi-Sector Income Fund (to be renamed JPMorgan Unconstrained Debt Fund on or about 10/20/14)	N/A

JPMorgan Diversified Real Return Fund	N/A

JPMorgan Tax Aware Income Opportunities Fund	N/A

JPMorgan Current Income Fund	N/A

JPMorgan Floating Rate Income Fund	N/A

JPMorgan Emerging Markets Local Currency Debt Fund	N/A

JPMorgan SmartAllocation Income Fund	N/A

JPMorgan Global Bond Opportunities Fund	N/A

JPMorgan Commodities Strategy Fund	N/A

JPMorgan Corporate Bond Fund	N/A

JPMorgan Short Duration High Yield Fund	N/A

Current Name	Prior Name
JPMorgan Dynamic Income Fund	N/A

JPMorgan Emerging Markets Corporate Debt Fund	N/A

JPMorgan Income Fund	N/A

JPMorgan Insurance Trust Income Builder Portfolio (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2015 Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

JPMorgan SmartRetirement 2055 Fund	N/A

JPMorgan SmartRetirement Blend Income Fund	N/A

JPMorgan SmartRetirement Blend 2015 Fund	N/A

JPMorgan SmartRetirement Blend 2020 Fund	N/A

JPMorgan SmartRetirement Blend 2025 Fund	N/A

JPMorgan SmartRetirement Blend 2030 Fund	N/A

JPMorgan SmartRetirement Blend 2035 Fund	N/A

JPMorgan SmartRetirement Blend 2040 Fund	N/A

JPMorgan SmartRetirement Blend 2045 Fund	N/A

JPMorgan SmartRetirement Blend 2050 Fund	N/A

JPMorgan SmartRetirement Blend 2055 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

JPMorgan Total Emerging Markets Fund	N/A

JPMorgan Systematic Alpha Fund	JPMorgan Diversified Risk Fund (name effective until 5/14/14)

JPMorgan Multi-Manager Alternatives Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Insurance Trust Global Allocation Portfolio (effective upon the effectiveness of the Fund’s registration statement)	N/A

*            *             *            *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust III

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Laura M. Del Prato
Name:	Laura M. Del Prato
Title:	Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Robert L. Young
Name:	Robert L. Young
Title:	Managing Director